CAREER EDUCATION CORPORATION FOURTH quarter 2017 investor conference call February 21, 2018 Ashish Ghia Vice President & Interim Chief Financial Officer Todd Nelson President & Chief Executive Officer Exhibit 99.2

This presentation contains “forward-looking statements,” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as assumptions made by (see, for example, slide 6), and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “believe,” “should,” “will,” “expect,” “estimate,” “continue to,” “outlook,” “trend” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item 1A,“Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017 and our subsequent filings with the Securities and Exchange Commission that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or any of the forward-looking statements to reflect future events, developments, or changed circumstances or for any other reason. Certain financial information is presented on a non-GAAP basis. The Company believes it is useful to present non-GAAP financial measures which exclude certain significant and non-cash items as a means to understand the performance of its operations.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance. The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided at the end of this presentation, and this presentation (including the reconciliation) has been posted to our website. Cautionary Statements & Disclosures

2018 First Quarter & Full Year Outlook Estimated outlook is based on assumptions listed on slide 6 Unused space charges represent the net present value of remaining lease obligations for vacated space less an estimated amount for sublease income See slides 7 - 9 for a GAAP to non-GAAP reconciliation of adjusted operating income (loss) Total Company Ending Cash 1st Quarter Ending Full Year 2017 2018 (1) 2017 2018 (1) 2019 (1) Operating Income $9.8M $20M - $22M $34,100,000 $84M - $91M Adjustments: Depreciation and amortization 3.9 ~2 14 ~10 Asset impairment 0 0 0 0 Growth vs 2018 Unused space charges (2) 2.1 0 12.2 ~5 Significant legal settlements 0 0 6.5 0 Adjusted Operating Income(3) $15.8M $22M - $24M $66,800,000 $99M - $106M As of December 31, 2017 2018 (1) 2019 (1) Year-end cash, cash equivalents, restricted cash, and available-for-sale short-term investments $180M $220M - $225M Increase vs 2018

2018 First Quarter & Full Year Outlook, cont’d University Group and Corporate Teach-Outs (4) Estimated 2018 amounts are based on assumptions listed on slide 6 Unused space charges represent the net present value of remaining lease obligations for vacated space less an estimated amount for sublease income See slides 7 - 9 for a GAAP to non-GAAP reconciliation of adjusted operating income (loss) Teach-out campuses make up the All Other Campuses segment 1st Quarter Ending Full Year 2017 2018 (1) 2017 2018 (1) Operating Income $23.1M $24M - $25M $95,500,000 $100M - $105M Adjustments: Depreciation and amortization 2.6 ~2 10.4 ~10 Asset impairment 0 0 0 0 Unused space charges(2) 0 0 0 0 Significant legal settlements 0 0 0 0 Adjusted Operating Income(3) $25.7M $26M - $27M $,105,900,000 $110M - $115M 1st Quarter Ending Full Year 2017 2018 (1) 2017 2018 (1) Operating Loss ($13.3M) ($3M) - ($4M) ($61.4M) ($14M) - ($16M) Adjustments: Depreciation and amortization 1.4 0 3.7 0 Asset impairment 0 0 0 0 Unused space charges(2) 2.1 0 12.2 ~5 Significant legal settlements 0 0 6.5 0 Adjusted Operating Loss(3) ($9.8M) ($3M) - ($4M) ($39.0M) ($9M) - ($11M)

University Growth Consolidation and Inflection Point Teach-Out Campuses TOTAL COMPANY OPERATING INCOME (LOSS) TRENDS Total Company Results Total Company Outlook 2016 includes $32M of legal settlements related to AIU 2017 includes $6.5M of legal reserves related to teach-out campuses Estimated 2018 amounts are based on assumptions listed on slide 6 OPERATING INCOME (LOSS) (3) GAAP Operating 2014 $-,139,272,000 $-,139,272 2015 $,-92,168,000 $,-92,168 2016 (1) 2016 $,-32,344,000 $,-32,344 2017 $34,100,000 $34,136 2018 $87,000,000 83-90M

Outlook Assumptions Achievement of the outlook included within these slides is based on the following key assumptions and factors, among others: Prospective student interest in our programs continues to trend in line with recent experiences Initiatives and investments in student-serving processes and operations continue to positively impact enrollment trends within the University Group Achievement of anticipated recovery rates for our real estate obligations and timing of any associated lease termination payments in line with our current expectations No material changes in the current legal or regulatory environment, and excludes legal and regulatory liabilities and other related impacts which are not probable and estimable at this time, and any impact of new or proposed regulations, including the “borrower defense to repayment” and gainful employment regulations and any modifications thereto No material changes in the estimated amount of compensation expense that could be impacted by changes in the Company’s stock price Although these estimates and assumptions are based upon management’s good faith beliefs regarding current events and actions that we may undertake in the future, actual results could differ materially from estimates.

Reconciliation of GAAP to Non-GAAP Items – Adjusted Operating Income (Loss) CAREER EDUCATION CORPORATION AND SUBSIDIARIES **should match the exhibits table UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS (1) (In thousands) For The Quarter Ended December 31, For the Year Ended December 31, ACTUAL ACTUAL Adjusted Operating Income (Loss) 2017 2016 2017 2016 University Group and Corporate: Operating income (loss) (2) (3) $25,495 $,-17,852 $95,536 $44,717 Depreciation and amortization (3) 2,631 2,690 10,326 11,164 Asset impairments (3) 0 0 0 237.02598 Unused space charges (3) (4) -7 16 -7 1,134 Significant legal settlements (3) 0 32,000 0 32,000 Adjusted Operating Income --University Group and Corporate (5) $28,119 $16,854 $,105,855 $89,252.25980000006 All Other Campuses: Operating loss (2) (6) $,-14,783 $,-38,055 $,-61,400 $,-77,061 Depreciation and amortization (6) -9 3,071 3,664 11,583 Asset impairments (6) 0 927 0 927 Unused space charges (4) (6) 1,016 20,596 12,174 34,719 Significant legal settlements (6) 6,543 0 6,543 0 Adjusted Operating Loss --All Other Campuses (5) $-7,233 $,-13,461 $,-39,019 $,-29,832 2017 2016 Operating Income $34.136000000000003 $-32.344000000000001 $13.99 $22.747 $0 $1.1640259799999999 $12.167 $35.853000000000002 $6.5430000000000001 $32 Adjusted Operating $66.835999999999999 $59.420025980000005

Reconciliation of GAAP to Non-GAAP Items – Adjusted Operating Income (Loss) cont’d CAREER EDUCATION CORPORATION AND SUBSIDIARIES UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS (1) (In millions) For the Quarter Ending March 31, For the Year Ending December 31, ACTUAL OUTLOOK ACTUAL OUTLOOK 2017 2018 2017 2018 Total Company Operating income (2) $9.8M $20M - $22M $34.1M $84M - $91M Depreciation and amortization 3.9M ~2 14.0M ~10 Asset impairments 0 0 0 0 Unused space charges (4) 2.1M 0 12.2M ~5 Significant legal settlements 0 0 6.5M 0 Adjusted Operating Income $15.8M $22M - $24M $66.8M $99M - $106M University Group and Corporate Operating income (2) (3) $23.1M $24M - $25M $95.5M $100M - $105M Depreciation and amortization (3) 2.6M ~2 10.4M ~10 Asset impairments (3) 0 0 0 0 Unused space charges (3) (4) 0 0 0 0 Significant legal settlements (3) 0 0 0 0 Adjusted Operating Income (5) $25.7M $26M - $27M $105.9M $110M - $115M All Other Campuses Operating loss (2) (6) ($13.3M) ($3M) - ($4M) ($61.4M) ($14M) - ($16M) Depreciation and amortization (6) 1.4M 0 3.7M 0 Asset impairments (6) 0 0 0 0 Unused space charges (4) (6) 2.1M 0 12.2M ~5 Significant legal settlements (6) 0 0 6.5M 0 Adjusted Operating Loss (5) ($9.8M) ($3M) - ($4M) ($39.0M) ($9M) - ($11M)

Reconciliation of GAAP to Non-GAAP Items – Adjusted Operating Income (Loss) cont’d (1) The Company believes it is useful to present non-GAAP financial measures which exclude certain significant items as a means to understand the performance of its operations. As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its operations, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company’s historical results and to provide estimates of future performance. The Company believes adjusted operating income (loss) allows it to analyze and assess its ongoing operations and compare current operating results with the operational performance of other companies in its industry because it does not give effect to potential differences caused by items it does not consider reflective of underlying operating performance, such as unused space charges and significant legal reserves. In evaluating adjusted operating income (loss), investors should be aware that in the future the Company may incur expenses similar to the adjustments presented above. The presentation of adjusted operating income (loss) should not be construed as an inference that the Company's future results will be unaffected by expenses that are unusual, non-routine or non-recurring. Adjusted operating income (loss) has limitations as an analytical tool, and it should not be considered in isolation, or as a substitute for net income (loss), operating income (loss), or any other performance measure derived in accordance and reported under GAAP or as an alternative to cash flow from operating activities or as a measure of liquidity. Non-GAAP financial measures, when viewed in a reconciliation to corresponding GAAP financial measures, provide an additional way of viewing the Company’s results of operations and the factors and trends affecting the Company’s business. Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding financial results presented in accordance with GAAP. (2) Operating income (loss) for the University Group and Corporate and operating loss for All Other Campuses make up the components of operating income (loss). A reconciliation of these components for the quarters and years ended December 31, 2017 and 2016 is presented below: For the Quarter Ended December 31, For the Year Ended December 31, ACTUAL ACTUAL 2017 2016 2017 2016 Operating income (loss) for University Group and Corporate $25,495 $,-17,852 $95,536 $44,717 Operating loss for All Other Campuses ,-14,783 ,-38,055 ,-61,400 ,-77,061 Operating income (loss) $10,712 $,-55,907 $34,136 $,-32,344 (3) Amounts relate to the University Group and Corporate. (4) Unused space charges represent the net present value of remaining lease obligations for vacated space less an estimated amount for sublease income. These charges relate to exiting leased space as the Company continues to right-size the organization and therefore are not considered representative of ongoing operations. (5) Management assesses results of operations for the University Group and Corporate separately from All Other Campuses. As All Other Campuses have been announced for teach-out or have been taught out, management views these operations as not reflective of the ongoing business. As a result, management views adjusted operating income from the University Group and Corporate separately from the remainder of the organization, to assess results and make decisions. (6) Amounts relate to the All Other Campuses Group.